UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

F.N.B. Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

C/O BROADRIDGE

P.O. BOX 1342

BRENTWOOD, NY 11717

V30495-P06141

You invested in F.N.B. CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 8, 2024.

Get informed before you vote

View the Notice, 2024 Proxy Statement, 2023 Annual Report and 2023 Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting them prior to April 24, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* May 8, 2024 8:30 AM Eastern Time
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/FNB2024

*Please	check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

									Board Recommends
Voting Items

1.	Election of 11 Directors

	Nominees:

	01)	Pamela A. Bena	04)	Vincent J. Delie, Jr.	07)	Frank C. Mencini	10)	John S. Stanik	For
	02)	William B. Campbell	05)	Mary Jo Dively	08)	David L. Motley	11)	William J. Strimbu
	03)	James D. Chiafullo	06)	David J. Malone	09)	Heidi A. Nicholas

2.	Advisory approval of the 2023 named executive officer compensation.								For

3.	Approval and adoption of the Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan.								For

4.	Ratification of appointment of Ernst & Young LLP as F.N.B. Corporation’s independent registered public accounting firm for the 2024 fiscal year.								For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

       V30496-P06141